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                                                                    EXHIBIT 99.1

 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-
                                OXLEY ACT OF 2002

I, Robert L. Howard-Anderson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Occam Networks, Inc. on Form 10-K for the fiscal year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Occam Networks, Inc.

                                 By:    /s/ Robert L. Howard-Anderson
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                                 Name:  Robert L. Howard-Anderson
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                                 Title: President and Chief Executive Officer

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I, Howard M. Bailey, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Occam Networks, Inc. on Form 10-K for the fiscal year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Occam Networks, Inc.

                                 By:    /s/ Howard M. Bailey

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                                 Name:  Howard M. Bailey

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                                 Title: Chief Financial Officer

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